UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

May 6, 2002

Date of Report (Date of earliest event reported)

PEOPLES ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	1-5540	36-2642766
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

24th Floor, 130 East Randolph Drive, Chicago, Illinois	60601-6207
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(312) 240-4000

None

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

On May 6, 2002, Peoples Energy Corporation ("Peoples Energy") will give a presentation before securities analysts wherein the company will discuss the company's outlook and strategy and financial projections for fiscal year 2002. Exhibit 99 contains the information that will be disclosed at this presentation.

This Current Report on Form 8-K contains statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, such as management's expectations for capital spending, business strategy, and Peoples Energy fiscal year 2002 targets for earnings per share. These statements speak of Peoples Energy's plans, targets, goals, beliefs, or expectations, refer to fiscal year 2002 or subsequent years or use similar terms. Actual results could differ materially because the realization of those results is subject to many uncertainties including, but not limited to: weather-related energy demands; the company's success in identifying diversified energy opportunities on financially acceptable terms and generating earnings within a reasonable time; adverse resolution of material litigation; general U.S. and Illinois economic conditions; business and competitive conditions resulting from deregulation and consolidation of the energy industry; the timing and extent of changes in interest rates and energy commodity prices, including but not limited to the effect of unusually high gas prices on cost of gas supplies, accounts receivable and the provision for uncollectible accounts, and interest expense; drilling risks and the inherent uncertainty of gas and oil reserve estimates; regulatory developments in the U.S., Illinois and other states where Peoples Energy does business; and terrorist activities. Some of the uncertainties that may affect future results are discussed in more detail in Peoples Energy's filings under the Securities Exchange Act of 1934. All forward-looking statements included in this Form 8-K are based upon information presently available, and Peoples Energy assumes no obligation to update any forward-looking statements.

Item 7. Financial Statements and Exhibits

The following is filed as an exhibit to this report.

Exhibit
Number	Description

99	Information to be disclosed at securities analyst presentation on May 6, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrant)

May 6, 2002	By: _/s/ THOMAS A. NARDI
(Date)	Thomas A. Nardi
Senior Vice President
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

99	Information to be disclosed at securities analyst presentation on May 6, 2002.

EXHIBIT 99

# PEOPLES ENERGY®

# Forward-Looking Information

# Business Segments

PEOPLES ENERGY

*Manage Risk and Deliver Results*

**Peoples Energy Corporation**

- **Gas Distribution**
  - Peoples Gas
  - North Shore Gas
- **Energy Businesses**
  - Retail Energy Services
  - Midstream Services
  - Power Generation
  - Oil and Gas Production

## Revenue(1)


Energy Businesses 19%
Gas Distribution 81%

**Total 2001: $2,270 MM**

## EBITDA(1)


Energy Businesses 24%
Gas Distribution 76%

**Total 2001: $298 MM**

## Assets(1)


Energy Businesses 23%
Gas Distribution 77%

**Total 2001: $2,983 MM**

(1) Corporate and consolidating adjustments are not included.

**Gas Distribution is our core business**

# Asset Base




Elwood
Manlove

- 6,000 mile gas distribution system
- Manlove storage complex
- Two BCF per day transmission pipeline
- 1,400 MW Elwood peaking facility (50% ownership)
- 200,000 MMBTU per day natural gas liquids peaking facility
- 129 BCFE of proved oil and gas reserves

# Three-Part Strategy

**Strategic Direction**


Enhance Utility Operations
Grow Energy Businesses
Pursue Strategic Alliances and Acquisitions

**Our Investment Story**

- Gas Distribution provides stable and strong cash flow
- Invest in energy businesses with growth potential
- Maintain strong balance sheet
- Continue building results-driven culture
- Actively managing risk
- Result: consistent growth and solid dividend

# Delivering Results

*Manage Risk and Deliver Results*


EPS Contribution
$3.50
$3.00
$2.50
$2.00
$1.50
$2.25
$2.52
$2.62*
$3.16*
1998
1999
2000
2001
Gas Distribution
Diversified

* Excludes special items.

- Created a diversified portfolio
- Committed to credit quality
- Achieved average annual growth in EPS of 12%
- Enhanced the value of utility assets
- Built solid business teams in Oil and Gas and Power Generation
- Completed non-recourse financing of Elwood in October 2001
- Solid regulatory relations

**Consistent and stable performance**

# Peoples' Senior Leadership Team

PEOPLES ENERGY

*Manage Risk and Deliver Results*








# Operating Update

## “Manage Risk and Deliver Results”



# Gas Distribution - At a Glance

**Existing Pipelines and Proposed Pipeline Projects**


North Shore Gas
Peoples Gas
ANR
NGPL
PGLNS
Crossroads
Vector
Guardian
Horizon

- Interconnected to 6 pipelines
- One million customers
- 29 BCF of storage
- 2 BCF per day transmission pipeline
- 6,200 miles of gas mains
- 2,367 employees
- Stable union environment
- Stable regulatory environment
- Favorable gas cost recovery mechanism

**Premium Midwestern location and marketplace**

PEOPLES ENERGY

*Manage Risk and Deliver Results*

# Gas Distribution - Objectives

**Grow Earnings / Improve Returns**

- Enhance capital efficiency
- Cost reduction focus
- Maintain throughput
- Position for expansion

**Improve Customer Service**

- Customer satisfaction
- SureRead
- C-first
- Low income assistance

**Maintain Safe and Reliable System**

- Among top 3 in lowest lost time injuries
- Leader in security practices

**Actively Manage Risk**

- Weather insurance
- Gas supply hedging

**Strong returns and cash flow — an operationally excellent business**

PEOPLES ENERGY

*Manage Risk and Deliver Results*

# Gas Distribution - Operating Income



Millions
$250
$200
$150
$100
$50
$0
1998
1999
2000
2001
2002E
excluding special items

**FY 2002 Recap**

- Continue earning solid returns
- Overcome lower pension credits
- Lower gas prices
- Special retirement program savings
- Weather insurance benefits
- Leveraging technology

**Consistent and stable earnings and cash flow**

# Gas Distribution - Improving Efficiency

Manage Risk and Deliver Results

*Fiscal Year End*



Employees
2,900
2,800
2,700
2,600
2,500
2,400
2,300
2,200
1998
1999
2000
2001
3/31/02

# Gas Distribution - Enhancing Capital Efficiency

PEOPLES ENERGY

*Manage Risk and Deliver Results*

*Fiscal Year End*



Millions
$150
$125
$100
$75
$50
1998
1999
2000
2001
2002E

# Gas Distribution - Successful Collection of A/R

PEOPLES ENERGY
*Manage Risk and Deliver Results*


Millions
$700
$600
$500
$400
$300
$200
$100
$0
Dec '96
Sept '97
Sept '98
Sept '99
Sept '00
Sept '01
Sept '02
Actual
Projected

# Gas Distribution - Operating Cash Flow

*Fiscal Year End*


Millions
$100
$80
$60
$40
$20
$0
1998
1999
2000
2001
2002E

**Strong and growing cash flow**

# Growing Energy Businesses







# Peoples' Approach to Its Growing Energy Businesses

PEOPLES ENERGY

*Manage Risk and Deliver Results*

**Focused Approach**

- Energy focus
- Active risk management
- Opportunistic acquisitions
- Strict investment criteria

**Optimizing Regional Presence**

- Capitalize on Peoples' strong market position
- Storage/Transportation optimizes existing gas infrastructure
- Knowledge of region / regulations / local politics

**Active Partnering with Industry Leaders**

- Dominion
- Exelon
- Pursue partnerships in Midstream
- Complementary skills



# Midstream Services - At a Glance


PGL Chicago Hub
NICOR
NGPL
PERC NGL Peaking
Guardian
Alliance
Northern Border
Mahomet Pipeline
PGL LP
ANR
Midwestern
Trunkline
Under Construction

- Hub Services
  - Manlove Field Storage
    - 35 BCF total capacity
    - 8 BCF for Hub Services
    - 27 BCF for utilities
- PERC NGL Peaking Plant
- Wholesale marketing and asset-based services

# Midstream Services - Objectives

**Optimize Distribution Assets**

- Focus on upper Midwest market
- Trading around gas supply positions
- Trading around storage assets and the Mahomet pipeline
- Low capital requirements

**Leverage Partner Expertise**

- Use partnerships to boost skills and opportunities
- Evaluating new partners post Enron

**Active Risk Management**

- Actively monitor counterparty risk
- Oversight of deal flow
- Strict hedging policies

# Midstream Services -
# Operating and Equity Investment Income

PEOPLES ENERGY
*Manage Risk and Deliver Results*



Millions
$20
$15
$10
$5
$0
Proven Upside Potential
10% Annual Growth Rate
1998
1999
2000
2001
2002E

FY 2002 Recap

- Significant upside captured in Fiscal 2001 results due to volatile gas prices
- Wholesale partnership (enovate) remained profitable throughout Enron bankruptcy crisis
- Acquired Enron's share of enovate – re-establish with a strong partner
- Hub on track for record year
- Original earnings expectations still on track for Fiscal 2002



# Power Generation - A Record of Success

PEOPLES ENERGY

*Manage Risk and Deliver Results*


Elwood

**The Elwood Project**

- At 1,400MW, one of the largest peaking facilities in the U.S.
- 50 / 50 venture between Peoples and Dominion
- Mitigated fuel price and offtake risk through long-term contracts (exp. 2012 & 2015)
- Successful non-recourse financing
- Midstream business provides fuel management


SCEP

**Southeast Chicago Energy Project (under construction)**

- 350MW gas-fired peaking facility
- 70 / 30 Venture between Exelon and Peoples
- Peoples $55 million equity contribution due at project COD (June '02)
- Exelon is power offtake customer under a 20-yr agreement
- Midstream business will provide fuel management

# Power Generation - Objectives

PEOPLES ENERGY
*Manage Risk and Deliver Results*

**Capitalize on Skills and Infrastructure**

- Experienced team in place
- Strategic site selection, permitting and project development
- Pursue fuel management opportunities

**Minimize Business Risk**

- L-T contracts with creditworthy customers
- Fuel price risk assumed by customer
- Leverage operational / marketing expertise of partners
- Optimize financing

**Cautious Rational Approach**

- Strict investment criteria
- Limited capex during development
- Careful geographic expansion

# Power Generation - Operating and Equity Investment Income


Millions
$30
$25
$20
$15
$10
$5
$0
Project financing impact
1999
2000
2001
2002E

FY 2002 Recap

- Full year contribution from Elwood phase II
- Elwood financing returned $195 million to PEC
- Southeast Chicago Energy Project on time and on budget

# Power Generation - Growth Opportunities


Valencia Energy Facility


COB Energy Facility

**Opportunities**

- WSCC
  - 2 sites in early stages of site development for 2003 and 2005 COD
  - 2003 Project: Valencia Energy Facility in Belen, NM is strategically located in a load pocket, negotiations underway with party for JV or long-term PPA
  - 2005 Project: COB Energy Facility in Klamath Falls, OR is strategically located at the COB Trading Hub with access to California markets
  - Investment limited to permitting process, options on land and water, etc.
- Distressed market may offer acquisition opportunities

# Oil & Gas Production - At a Glance

PEOPLES ENERGY

*Manage Risk and Deliver Results*

## Properties



Rockies – Non Operated
Production 3%
Reserves 1%
San Juan Basin – Non Operated
Production 24%
Reserves 27%
Arkoma Basin – Non Operated
Production 7%
Reserves 10%
Onshore South Texas – Operated
Production 49%
Reserves 50%
Onshore TX & LA Gulf Coast – Non Operated
Production 17%
Reserves 12%

- Recent Statistics (as of 9/30/01):
  - Proved Reserves – 128.5 BCFE
  - Net Production – 37 MMCFD & 1.2 MBOD (44 MMCFED)
  - Finding and Development costs $1.30/MCFE
  - 22 employees
  - Reserve Life – 8.0 years

# Oil & Gas Production - Objectives

PEOPLES ENERGY

*Manage Risk and Deliver Results*

**Value Added Growth**

- Acquisition of proved reserves with upside potential
- Complementary drilling program
- Asset management

**Strict Investment Criteria**

- Disciplined approach to building a portfolio of assets
- Reasonable price decks
- Strategic fit

**Focused and Managed Risk Approach**

- Onshore, North American natural gas focus
- Low to moderate risk drilling program
- Active hedging program
- Prefer to operate

PEOPLES ENERGY
*Manage Risk and Deliver Results*

# Oil & Gas Production - Drilling Success

- FY 2001
  - 89% overall success rate (27 wells)
  - 100% success rate when Peoples was operator (6 of the 27 wells)
  - 9.1 BCFE reserves added
  - 57% reserve replacement ratio
- FY 2002 (year to date)
  - 90% overall success rate (10 wells)
  - 100% success rate when Peoples was operator (6 of the 10 wells)
  - 6.4 BCFE reserves added
  - 64% reserve replacement ratio
- Self-funding drilling program

# Oil & Gas Production

*Proved Reserves*


BCFE
150
120
90
60
30
0
1998
1999
2000
2001

*Average Daily Production*


MMCFED
60
50
40
30
20
10
0
2
11
32
44
+20-25%
1998
1999
2000
2001
2002E
projected range

**Steady growth in reserves and production**

# Oil & Gas Production - Hedge Position (Gas)

PEOPLES ENERGY

*Manage Risk and Deliver Results*

| | Volume Hedged (MMBTU/000's) | Wtd. Avg. Floor Price ($/MMBTU) |
|---|---|---|
| Remaining FY 2002 (Apr.-Sept.) | | |
| Swaps | 8,600 | |
| Collars | 460 | |
| | 9,060 (1) | $3.08 |
| FY 2003 | | |
| Swaps | 8,865 | |
| Collars | 3,690 | |
| | 12,555 (2) | $3.28 |

(1) Approximately 90% of base and drilling production

(2) Approximately 65% of proved production

# Oil & Gas Production - Operating and Equity Investment Income

PEOPLES ENERGY
*Manage Risk and Deliver Results*



Millions
$30
$25
$20
$15
$10
$5
$0
-$5
1999
2000
2001
2002E
Operating Income
Equity Investment Income

FY 2002 Recap

- Full year impact of South Texas acquisition
- Reflects reduced acquisition capex
- Includes gain from settlement of Enron-related hedges
- Excludes Section 29 tax credits (~ $4.5 MM)
- Exiting passive equity investment

# Oil & Gas Production - Competitive Advantage

PEOPLES ENERGY

*Manage Risk and Deliver Results*

**Strong Leadership**

- Led by Steve Nance
- 24 years experience
- Prior success with managed-risk strategy
- Extensive contact base in Oil & Gas

**Experienced and Talented Houston-Based Team**

- Entrepreneurial culture
- Results oriented
- Incentives tied to return on capital and growth

**Acquire & Exploit Strategy**

- Active participant in deal flow
- Opportunistic and able to react quickly
- Disciplined technology based evaluations

# Financial Overview

# Financial Overview - Objectives

- Maintain strong balance sheet
  - A+/A2 ratings at Corporate
  - AA-/Aa2 ratings at Utilities
  - Debt target 50%-55%
- 7% long-term earnings growth
- Solid dividend
- Maintain acceptable risk profile

# Financial Overview - FY 2002 Highlights

- Common equity improved from 39% to 47%
- Gas distribution common equity up from 50% to 56%
- $300 million of corporate debt retired
- Successful non-recourse Elwood financing
- Customer A/R down $300 million from March 31, 2001
- Successful financial resolution of Enron issues
- Maintained substantial liquidity with bank lines totaling $375 million

# Financial Overview - Improving Credit Ratios

PEOPLES ENERGY

*Manage Risk and Deliver Results*

**Elwood Financing $195 Million**

**Accounts Receivable Collections**

- Net debt paydown of $300 million
- Stronger credit ratios
- Improved business risk position

**Total Debt to Total Cap**


61.0%
8%
53.0%
2001
2002

**2002 FFO / Interest Coverage**


4.28x
2.79x
Improving
2001
2002

# Financial Overview - Six Months Ended Results

PEOPLES ENERGY

*Manage Risk and Deliver Results*

| | 3/31/02 | 3/31/01 |
|---|---|---|
| Operating and Equity Investment Income ($MM) | $159.9 | $186.5 |
| Net Income ($MM) | $86.0 | $97.4 |
| EPS - Diluted | $2.42 | $2.75 |
| Pro forma EPS - Weather Normalized | $2.67 | $2.55 |
| Per cent colder (warmer) than normal | (15%) | 6.9% |

**Solid first half results despite difficult conditions**

# Financial Overview - EPS Contribution

*Fiscal Year End*


$3.50
$3.00
$2.50
$2.00
$1.50
$2.25
$2.52
$2.62*
$3.16*
$2.70-$2.80
1998
1999
2000
2001
2002E
Diversified
Gas Distribution

*Excludes special items.

| | 1998 | 1999 | 2000 | 2001 | 2002E |
|---|---|---|---|---|---|
| Per cent colder (warmer) than normal | (15%) | (14%) | (14%) | 4% | (13%) |

# Financial Overview - FY 2002 vs. 2001

| | EPS Impact |
|---|---|
| 2001 EPS (excl. special items) | $3.16 |
| Weather, net of weather insurance | (.39-.42) |
| Lower pension credits | (.35-.40) |
| Midstream services | (.07-.12) |
| Special retirement program | .10-.15 |
| More normal bad debt | .13-.20 |
| Growth from operations | .10-.18 |
| Oil and gas acquisition | .02-.05 |
| Current outlook | $2.70-$2.80 |
| | |
| Third Quarter Earnings Estimate | $0.20-$0.25 |
| Fourth Quarter Earnings Estimate | $0.07-$0.12 |

# Financial Overview - Capital Spending

*Fiscal Year End*


Millions
$400
$300
$200
$100
$0
1998
1999
2000
2001
2002E
Other
Oil & Gas
Power Generation
Gas Distribution

# Financial Overview - Capital Structure

*Fiscal Year End*


Millions
$2,500
$2,000
$1,500
$1,000
$500
$0
9%
37%
54%
21%
35%
44%
20%
41%
39%
53%
47%
1999
2000
2001
2002E
Short-Term Debt
Long-Term Debt
Common Stockholders' Equity

| ROE | 1999 | 2000 | 2001 | 2002E |
|---|---|---|---|---|
| ROE | 12% | 11% | 12% | 12% |

# Financial Overview - Outlook

- Major FY 2002 risks behind us
- Much improved balance sheet/credit ratios
- Sustainable strong utility cash flows and returns
- Strong financial capability to support both dividend and growth

# Three-Part Strategy

## Strategic Direction


Enhance Utility Operations
Grow Energy Businesses
Pursue Strategic Alliances and Acquisitions

## Our Investment Story

- Gas Distribution provides stable and strong cash flow
- Invest in energy businesses with growth potential
- Maintain strong balance sheet
- Continue building results-driven culture
- Actively managing risk
- Result: consistent growth and solid dividend

PEOPLES ENERGY

# Q&A

## "Manage Risk and Deliver Results"